UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2014

Greenwood Hall, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-184796	99-0376273
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1936 East Deere Avenue, Suite 120, Santa Ana, California	92705
(Address of principal executive offices)	(Zip Code)

(949) 655-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 18, 2014, John Hall, the Chief Executive Officer of Greenwood Hall, Inc. (the “Company”), issued a letter to the Company’s shareholders. A copy of the letter is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press release announcing Letter to Shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENWOOD HALL, INC.
Date: December 18, 2014
	By:	/s/ John Hall
Name: John Hall
Title: Chief Executive Officer